LOAN AGREEMENT





                                     BETWEEN





                               SIMON TERMINAL, LLC





                                       AND




                         NATIONAL LIFE INSURANCE COMPANY






                               DATED June 21, 2001


                                                                                                                      Loan Agreement
                                                                                                                   Table of Contents





                                TABLE OF CONTENTS


Article 1. DEFINITIONS AND RULES OF CONSTRUCTION..................................................................1

                  1.1 General Definitions.........................................................................1

                  1.2 Construction and Interpretation.............................................................4


Article 2. THE LOAN...............................................................................................5

                  2.1 Loan Advances...............................................................................5

                  2.2 Conditions to Initial Advance...............................................................5

                  2.3 Guaranty....................................................................................5

                  2.4 Restrictions on Transfer and Encumbrance....................................................5
                     -----------------------------------------


Article 3. REPRESENTATIONS AND WARRANTIES OF BORROWER.............................................................7

                  3.1 Borrower's Capacity.........................................................................7

                  3.2 Guarantors' Capacity........................................................................7

                  3.3 Organizational Documents....................................................................7

                  3.4 Authorization...............................................................................7

                  3.5 Authorization of Guarantor(s)...............................................................7

                  3.6 Validity....................................................................................8

                  3.7 No Defenses.................................................................................8

                  3.8 No Default or Violation.....................................................................8

                  3.9 Consents....................................................................................8

                  3.10 Title, Possession and Lien Priority........................................................8

                  3.11 Use........................................................................................9

                  3.12 Utilities and Access.......................................................................9

                  3.13 No Judgments or Liens......................................................................9

                  3.14 Condition of the Property; Condemnation; Flood Hazard......................................9

                  3.15 Environmental Matters......................................................................9

                  3.16 Compliance with Environmental Laws........................................................10

                  3.17 Environmental Site Assessment.............................................................10

                  3.18 Compliance With Other Laws................................................................10

                  3.19 Leases....................................................................................11

                  3.20 Separate Tax Parcel.......................................................................12

                  3.21 Commitment................................................................................12

                  3.22 Financial Statements; Tax Returns.........................................................12

                  3.23 Pending Litigation........................................................................13

                  3.24 ERISA.....................................................................................13

                  3.25 Solvency..................................................................................13

                  3.26 Not Foreign Persons.......................................................................13

                  3.27 Trade Names...............................................................................14

                  3.28 Identification............................................................................14

                  3.29 Offices...................................................................................14

                  3.30 Personal Property Warranties, Representations and Covenants of Borrower...................14

                  3.31 Use of Proceeds...........................................................................15

                  3.32 Investment Company Act; Public Utility Holding Company Act................................15

                  3.33 Representations...........................................................................15


Article 4. BORROWER'S COVENANTS..................................................................................15

                  4.1 Performance of Note, Mortgage and Other Loan Documents.....................................15

                  4.2 Maintenance, Repair and Alterations........................................................15

                  4.3 Waste......................................................................................16

                  4.4 Required Insurance.........................................................................16

                  4.5 Delivery of Policies; Payment of Premiums..................................................17

                  4.6 Insurance Proceeds.........................................................................19

                  4.7 Taxes and Impositions......................................................................21

                  4.8 Condemnation...............................................................................23

                  4.9 Utilities..................................................................................24

                  4.10 Liens.....................................................................................24

                  4.11 Books and Records; Lender May Examine Books and Records...................................24

                  4.12 Leasing...................................................................................25

                  4.13 Reporting.................................................................................25

                  4.14 Environmental Indemnity...................................................................27

                  4.15 General Indemnity.........................................................................28

                  4.16 Preservation of Legal Existence...........................................................28

                  4.17 Compliance with Permitted Encumbrances and Contracts......................................29

                  4.18 Statements by Borrower and Tenants........................................................29

                  4.19 Right of Entry............................................................................29

                  4.20 Waiver of Subrogation, No Offset..........................................................29

                  4.21 Continuing Accuracy of Representations....................................................30

                  4.22 Further Assurances........................................................................30

                  4.23 Expenses..................................................................................30


Article 5. EVENTS OF DEFAULT.....................................................................................30

                  5.1 Events of Default..........................................................................30


Article 6. BORROWER STATUS.......................................................................................32

                  6.1 Death or Incapacity........................................................................32


Article 7. REMEDIES..............................................................................................33

                  7.1 Acceleration...............................................................................33

                  7.2 Cure of Events of Default..................................................................33

                  7.3 All Other Remedies.........................................................................33

                  7.4 Application of Income......................................................................33

                  7.5 Remedies Cumulative........................................................................34

                  7.6 No Waiver..................................................................................34


Article 8. GENERAL CONDITIONS AND MISCELLANEOUS..................................................................35

                  8.1 No Liability of Lender.....................................................................35

                  8.2 No Third Parties Benefited.................................................................35

                  8.3 Time is of the Essence.....................................................................35

                  8.4 Binding Effect; No Borrower Assignment.....................................................35

                  8.5 Lender Assignment..........................................................................36

                  8.6 Execution in Counterparts..................................................................36

                  8.7 Integration; Amendments; Consents..........................................................37

                  8.8 Notices....................................................................................37

                  8.9 Governing Law..............................................................................38

                  8.10 Jurisdiction..............................................................................38

                  8.11 Severability of Provisions................................................................38

                  8.12 Preferences...............................................................................38

                  8.13 Joint and Several Obligations.............................................................39

                  8.14 No Joint Venture or Partnership...........................................................39
                  8.15 Waivers...................................................................................39

                  8.16 Jury Trial Waiver.........................................................................40


SCHEDULE A.......................................................................................................42

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement") is made this 21st day of June, 2001 by and between SIMON TERMINAL, LLC,. an Arizona limited liability company ("Borrower"), and NATIONAL LIFE INSURANCE COMPANY, a Vermont corporation ("Lender").

                                    RECITALS

         A........Borrower has applied to Lender for a mortgage term loan in the amount of $13,000,000 (the "Loan"), and Lender has issued its commitment dated May 25, 2001 (the "Commitment"), in which Lender has agreed to make the Loan to Borrower upon certain terms and conditions.

         B........In connection with the closing of the Loan, Lender requires that this Agreement, containing many of the principal business terms of the Loan, be executed by Borrower and Lender.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

Article 1.........
                      DEFINITIONS AND RULES OF CONSTRUCTION

1.1      General Definitions.

         The following general terms when used in this Agreement have the meanings set forth in this Section 1.1. Other terms may be defined elsewhere in this Agreement or may be defined in other Loan Documents as indicated in the Glossary contained in the Mortgage. The Glossary and all definitions to which it refers are incorporated in this Section 1.1.

         "Borrower" means the Person named as Borrower in, and who executes, this Agreement and each successor owner of the Property, each such Person's heirs, executors, administrators, successors and assigns.

         "Borrower Party" means, if Borrower or any Guarantor is a partnership, each general partner of Borrower and such Guarantor that is not an individual, and, if Borrower or any Guarantor is a limited liability company, each managing member or managing agent of Borrower and such Guarantor that is not an individual, and, if any such general partner or managing agent is a partnership or limited liability company, each general partner or managing member or managing agent thereof that is not an individual, continuing at lower tiers for all Persons that are not individuals and are general partners, managing members or managing agents.

         "Business Day" means any day other than a Saturday, Sunday or other day on which national banks in New York City or in the State of Vermont are authorized or required by Law to close.

         "Default" means an event that, if not cured after the giving of notice or lapse of time would constitute an Event of Default.

         "Entity Acting for Borrower" means (a) if Borrower or any Guarantor is a partnership, each general partner of Borrower and Guarantor that is not an individual and, (b) if Borrower or any Guarantor is a limited liability company, each managing member or managing agent of Borrower and such Guarantor that is not an individual and, (c) if any such general partner or managing agent is a partnership or limited liability company, each general partner or managing member or managing agent thereof that is not an individual, and (d) continuing at lower tiers, all entities that are not individuals and are general partners, managing members or managing agents.

         "Environmental Claim" means any claim made or threatened by any Person against Borrower or relating to the Property concerning any loss or injury resulting from any Release or any Managing of Hazardous Substances.

         "Environmental Complaint" means any notice of violation, notice of potential liability, demand letter, complaint, order, citation or notice of any proceeding or inquiry with respect to any Release, the presence of any Hazardous Substances on the Property or the migration thereof from or to other property, or any request for information under any Environmental Law.

         "Environmental Laws" means all applicable Laws relating to the environment, health, safety, or to the Managing of Hazardous Substances or to Releases into the indoor or outdoor environment, and any permits, approvals, licenses, registrations, filings and authorizations required under such Laws.

         "Hazardous Substances" means all (a) hazardous, toxic or polluting substances or contaminants or wastes, that are now or hereafter included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law; (b) other chemicals or substances, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law; and (c) petroleum or petroleum products or waste, explosives, radioactive materials, asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls ("PCBs"), lead in drinking water, radon, lead-based paint, or other chemical element or substance the Managing or Release of or exposure to which (i) is regulated or could lead to liability under any Environmental Law or (ii) is subject to notice or reporting requirements under any Environmental Law.

         "Laws" means collectively, all statutes, regulations, ordinances, codes and rules, each as amended from time to time, and all rulings, orders, judgments, writs, decrees, injunctions, determinations, awards, settlement agreements, and other requirements of any Governmental Authority (including those regarding fire, health, handicapped access, sanitation, ecological matters, historic matters, zoning, subdivision, environmental protection, wetlands and building construction), now in effect or hereafter taking effect, in any way directly or indirectly applicable to Borrower, or to the construction, rehabilitation, restoration, use, occupancy, possession, operation, management, maintenance, financing, leasing, or ownership of the Property, including all Environmental Laws. Notwithstanding any other term or condition of this Agreement or any other Loan Document, Borrower and Lender agree that the Laws of the State of Arizona shall apply to all the Loan Documents except in those cases where the Laws of the State of Utah must be used in order for Lender to exercise its rights to foreclose upon the Property or Personal Property under the Mortgage.

         "Lender" means the Person who is the holder of the Note whether or not named herein as Lender, and each subsequent holder of the Note.

         "Lender Party" means Lender's directors, shareholders, officers, employees and agents, and each of their heirs, executors, successors and assigns (each a "Lender Party").

         "Lien" means any mortgage, deed of trust, pledge, assignment of leases and rents, security interest, encumbrance, lien or charge of any kind (other than the Loan Documents) including any conditional sale or other title retention agreement, any lease in the nature thereof, or the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan Documents" means collectively, this Agreement, the Note, the Mortgage, the Assignment of Leases, the Guaranty, and all other documents or agreements now or hereafter evidencing, securing or otherwise relating to the Loan.

         "Losses" means all losses, claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, costs, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement, punitive damages, consequential damages of whatever kind or nature, attorneys' fees (including expenses), consultants' or other experts' fees (including expenses), costs, and all costs of investigation, abatement, cleanup, removal, remediation or other response action, now existing or arising in the future, whether foreseeable or unforeseeable, asserted against, resulting to, imposed on, or incurred by any Lender Party, directly or indirectly in connection with the Loan.

         "Mortgage" means that certain mortgage, mortgage deed or deed of trust executed on the date hereof by Borrower in favor of Lender encumbering the Property and securing the Loan.

         "Note" means that certain promissory note evidencing the Loan, executed on or near the date hereof by Borrower.

         "Obligations" means the Indebtedness and all other agreements, conditions, covenants, provisions and stipulations to be performed by Borrower under the Loan Documents.

         "Organizational Documents" means for any Person, including Borrower, any Guarantor and any Borrower Party, if the Person is a corporation, its certificate or articles of incorporation and bylaws; if the Person is a general partnership, the partnership agreement; if the Person is a limited partnership, the certificate or other filing of limited partnership formation and the partnership agreement; if the Person is a limited liability company, the certificate or articles of organization, the operating agreement and any management agreement; if the Person is a trustee, the trust instrument; and for each of the foregoing and for any other entity, all other agreements pursuant to which such Person is formed, governed, managed and operated, together with current evidence of existence and good standing for each corporation, limited partnership, limited liability company or other entity for which a Governmental Authority provides such evidence.

         "Person" means an individual, corporation, general or limited partnership, limited liability company, joint venture, business trust, trust, joint stock company, unincorporated association, Governmental Authority, or other entity of any kind.

         "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of any Hazardous Substance into the indoor or outdoor environment, including the movement of Hazardous Substances through ambient air, soil, surface water, ground water, or subsurface strata.

         "State" means the state or commonwealth in which the Property is located.

1.2      Construction and Interpretation.

         Any reference to this Agreement or any other Loan Document means such document as originally executed and as it may from time to time be supplemented and modified in writing. References herein to Articles, Sections and Schedules are references to this Agreement unless otherwise specified. All Schedules to this Agreement either as originally existing or as the same may from time to time be supplemented and modified, are incorporated herein. The Table of Contents and headings are for convenience only and are not intended to affect the interpretation or construction of this Agreement. Terms defined or used in the plural are intended to include the singular, and the singular to include the plural. The use of any gender is intended to include all genders.

         All accounting terms not specifically defined herein are intended to be construed in accordance with GAAP as applied in the preparation of Borrower's financial statements delivered to Lender pursuant to the requirements of the Commitment.

         Each of the terms "agreement" or "document" is intended to be construed broadly to include contracts, certificates, opinions, consents, Reports, approvals, financing statements, instruments, indentures, correspondence and other written material of every kind. The term "or" is not exclusive. The terms "including" and "includes" are intended to be construed to be followed by the phrase "but not limited to." "Lender's discretion" is intended to be construed broadly to mean at the sole and absolute option of Lender, whether or not (in the opinion of others) exercised reasonably or with cause. "Lender's approval" or "to Lender's satisfaction" are intended to mean the Lender's exercise of rights in a commercially reasonable manner. This Agreement will be construed and interpreted without regard to any rule of law requiring construction or interpretation of a contract against the party who drafted it.

Article 2.........
                                    THE LOAN

2.1      Loan Advances.

         Lender agrees to make and advance the Principal Balance of the Loan evidenced by the Note, on the terms and conditions of this Agreement and the Note. The advance of the Loan made to Borrower at the time of execution and delivery of this Agreement by Borrower and Lender (the "Closing") and, if the Loan is disbursed to Borrower in more than one installment, each succeeding installment, and any other amount advanced or expended by Lender pursuant to the Loan Documents to cure an Event of Default or to exercise Lender's rights and remedies (each, an "Advance") will be evidenced by the Note and will bear interest and be repayable as provided for in the Note. Each Advance will be recorded in Lender's records, which recordation will be prima facie evidence of such Advance, provided, however, that the failure by Lender to record any Advance will not affect the Obligations of Borrower.

2.2      Conditions to Initial Advance.

         The obligation of Lender to make the initial Advance of the Loan is subject to and expressly conditioned upon Borrower's execution of the Loan Documents and compliance with all other conditions of the Commitment.

2.3      Guaranty.

         To secure the repayment of all amounts for which Lender has recourse against Borrower under the Loan Documents, Jerry C. Moyes and Vickie Moyes, husband and wife (collectively, the "Guarantor") will execute and deliver to Lender at the Closing that certain Guaranty (the "Guaranty").

2.4      Restrictions on Transfer and Encumbrance.
         ----------------------------------------

         2.4.1 Lender shall require payment of a transfer fee equal to one percent (1%) of the outstanding Principal Balance and/or modification of the terms of the Loan as a condition to giving any consent requested pursuant to this Section 2.4. Any transfer of the Property or interests in the Borrower or Guarantor made without Lender's prior express written consent will be void and shall, at Lender's election, entitle it to declare the entire outstanding balance of the Obligations immediately due and payable, together with the Prepayment Fee or, in the alternative, to increase the Interest Rate to the prevailing market rate at the time, and require payment of a transfer fee of not less than one percent (1%) of the outstanding Principal Balance, together with all reasonable costs and expenses, legal or otherwise, incurred by Lender as a result of such unauthorized transfer. Borrower agrees that if the ownership of the Property becomes vested in a Person other than Borrower, Lender may, without notice to Borrower, deal in any way with such successor or successors in interest with reference to this Agreement, the Note, the Mortgage or any other of the Loan Documents without in any way limiting or discharging Borrower's liability hereunder, or under any other Loan Documents. Lender's course of dealing with, or extension or forbearance benefiting, any Person with respect to this Agreement or the time for payment of the Indebtedness, will not operate to release, discharge, modify, affect or impair the Obligations of Borrower.

         2.4.2 After review and approval by Lender, the sale, transfer, assignment or conveyance of the Property shall be permitted to another entity provided that at all times after the sale, Jerry C. Moyes, or a company owned and controlled by Jerry C. Moyes, will own at least fifty-one percent (51%) of such entity. No such transfer will relieve the Borrower, the Guarantors and any other Recourse Party from personal liability as set forth in the Loan Documents unless specifically agreed to by Lender. Such transfer, if approved by Lender, will be permitted without payment of an assumption or transfer fee.

         2.4.3 Lender will consent to the sale, transfer, assignment or conveyance of the Property, on one occasion only, to a qualified buyer, subject to payment to Lender of a transfer fee for such in an amount equal to 1% of the principal balance of the Loan at the time of the sale and payment of the expenses (legal or otherwise) incurred by Lender as a result of the transfer. Lender shall have satisfactory assurance that its mortgage will retain a valid first lien on the Property after any such transfer. Such consent shall be subject to Lender's approval of the financial strength, demonstrated management abilities and reputation of the proposed transferee. Borrower shall submit to Lender for its review and approval at least thirty (30) days prior to the closing of such proposed sale, copies of: (a) information from the proposed transferee, detailing its experience and expertise as an owner and manager of commercial real estate, together with information on the structure and ownership interests of all parties comprising the proposed transferee;
                  (b) proposed management agreements; (c) current rent roll for the Property, which shall be certified by the proposed transferee as being true and correct; (d) income and expense statements for the operation of the Property for the past twelve (12) months; (e) information regarding the business reputation of the proposed transferee; and (f) any other information Lender might require in order to make a determination of whether the proposed transferee is qualified to assume the duties and obligations under the Loan Documents.

         2.4.4 Any sale, conveyance or transfer meeting the criteria set forth in this Section 2.4 will be referred to as a "Permitted Transfer."

Article 3.
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower hereby represents and warrants to Lender as of the date of this Agreement that except as expressly provided in Schedule A to this
Agreement:

3.1      Borrower's Capacity.

         Borrower is a limited liability company duly organized, validly existing, in good standing and in full force and effect under the Laws of the state or commonwealth of its formation and duly qualified to do business as a foreign Person in any jurisdiction in which the nature of its business or assets requires it to be so qualified. Borrower has all requisite power and authority to own and operate all of its properties, to carry on its business as proposed to be conducted, and to execute and deliver and perform its obligations under this Agreement and the other Loan Documents.

3.2      Guarantors' Capacity.

         Guarantors are over the age of 21 and otherwise competent to execute the Guaranty.

3.3      Organizational Documents.

         The copies of the Organizational Documents of Borrower and each Borrower Party, delivered to Lender in connection with the Closing are accurate and complete, have not been modified in any respect, and are in full force and effect.

3.4      Authorization.

         The execution and delivery by Borrower of the Loan Documents, and the performance by Borrower of all its Obligations under the Loan Documents have been duly authorized by all requisite action of Borrower and do not and will not: (a) require any consent or approval of any Person not yet delivered to Lender; (b) violate any provision of Borrower's Organizational Documents; (c) result in or require the creation or imposition of any Lien upon or with respect to the Property; (d) violate any Laws; (e) result in a breach of or constitute a default, or cause or permit the acceleration of any obligation owed under any indenture or credit agreement or any other agreement (including any Lease), to which Borrower is a party or by which Borrower or the Property is bound or affected.

3.5      Authorization of Guarantor(s).

         The execution and delivery by each Guarantor of the Guaranty, and the performance by each Guarantor of all its obligations under the Guaranty have been duly authorized by all requisite action of each Guarantor and do not and will not: (a) require any consent or approval of any Person not yet delivered to Lender; (b) violate any Laws; (c) result in a breach of or constitute a default, or cause or permit the acceleration of any obligation owed under any indenture, credit agreement or any other agreement to which any Guarantor is a party or by which any Guarantor is bound or affected.

3.6      Validity.

         The Loan Documents are valid and binding upon Borrower and, as applicable, Guarantor, and enforceable according to their terms, subject to equitable principles, insolvency Laws, and other Laws applying to creditors generally; provided, however, that the application of such Laws and principles will not affect the ultimate realization of the security afforded by the Loan Documents.

3.7      No Defenses.

         Neither Borrower nor any Guarantor has any defenses or claims arising in connection with the Commitment or the Loan Documents or in connection with any other matter against the Lender.

3.8      No Default or Violation.

         Neither Borrower nor the Property is in violation of any Laws. Borrower is not in Default under the Loan Documents and neither Borrower nor any Guarantor is in default under any other obligation, agreement or indenture, whether in favor of Lender or any other Person, or any Lease, to which Borrower or such Guarantor is a party or by which Borrower, or any Guarantor, or the Property, or any of Borrower's or any Guarantor's assets is bound, including but not limited to restrictive covenants affecting title to the Property.

3.9      Consents.

         All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or other actions in respect of or by, the United States, the state or commonwealth of Borrower's and each Guarantor's and each Borrower Party's formation, the State and any political subdivision, agency, department, commission, board, bureau or instrumentality of any of them, including the county, city, town or other municipality in which the Property is located (each, a "Governmental Authority") or any other Person that are required in connection with the valid execution, delivery and performance by Borrower of the Loan Documents, and by Guarantor of the Guaranty, have been obtained and are in full force and effect.

3.10     Title, Possession and Lien Priority.

         Borrower is the record owner of marketable and insurable fee simple absolute title to the Property as shown in the American Land Title Association Lender's policy of title insurance, insuring the Mortgage in the amount of the Loan and delivered to Lender on the date hereof (the "Title Policy"), and has all right, power and authority to enter into the Mortgage. Subject to the Leases, Borrower is in undisputed possession of the Property. The Mortgage creates a valid first lien upon the Real Property, and the Real Property is free of all Liens except the Permitted Exceptions and those Liens to be paid in full upon the funding of the Loan. Borrower owns all of the Personal Property described in the Loan Documents free and clear of all Liens, and the Loan Documents will create a valid first priority lien upon all of the Personal Property.

3.11     Use.

         The anticipated use of the Property complies with all covenants, conditions and restrictions affecting the Property, all Environmental Laws and all other Laws.

3.12     Utilities and Access.

         All utility services and facilities necessary for the operation, use and occupancy of the Improvements for their intended purposes are legally available at the boundaries of the Land, or through public or insured easements, and are connected to and currently servicing the Improvements, including the means and rights of pedestrian and vehicular access between the Land and public highways.

3.13     No Judgments or Liens.

         Borrower is not a party to any agreement for sale of all or any portion of the Property. The Property is not subject to any Lien of any kind other than the Mortgage, the Lien for current taxes, which are not delinquent, and any other Permitted Encumbrances. No judgments have been entered or recorded against Borrower.

3.14     Condition of the Property; Condemnation; Flood Hazard

         The Property is in good and safe condition, working order and repair. No Condemnation of the Property has been commenced or, to Borrower's knowledge, is threatened. The Improvements are not located in a flood hazard area as defined by the Federal Emergency Management Agency.

3.15     Environmental Matters.

         (a) No portion of the Property is now or has ever been the site of any generation, manufacture, processing, distribution, handling, use, treatment, recycling, storage, disposal or transportation (each of such activities referred to as "Managing" and its correlative forms such as "Manage") of any Hazardous Substances, except small quantities of petroleum and chemical products, and their usual waste products, Managed in compliance with applicable Environmental Laws, as are customarily used in the operation and maintenance of office, retail or residential properties ("Permitted Substances"); (b) there has been no Release of Hazardous Substances at, on, under, or from the Property; (c) there are no aboveground or underground storage tanks, on or at the Property; (d) there is no basis for the imposition of any Lien against the Property based on any action of a Governmental Authority under any Environmental Laws, and no such Lien has been imposed; (e) neither Borrower nor, to the best of its knowledge after diligent inquiry, any other Person is or has been involved in activities or operations on or in connection with the Property that could (i) cause the Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under applicable Environmental Laws (ii) lead to the imposition of liability under Environmental Laws against Borrower, Lender, or any other present or former occupant, operator or owner of the Property or (iii) result in the creation of a Lien under Environmental Laws against the Property.

3.16      Compliance with Environmental Laws.

         Borrower will not Manage and will not permit any other Person to Manage any Hazardous Substances at, in or on the Property other than Permitted Substances. Borrower will not use or permit any other Person to use the Real Property for dry cleaning operations. Borrower will keep and maintain the Property in compliance with all applicable Environmental Laws, and Borrower will not violate or permit any other Person to violate Environmental Laws applicable to Borrower or the Property. Borrower will not engage in or allow any other Person to engage in activities or operations on the Property that could cause the Property to be subject to any restrictions on ownership, occupancy, transferability or use of the Property under Environment Laws or lead to the imposition of any environmental liability on Borrower, Lender or any former or future occupant, operator or owner of the Property or result in a Lien on the Property under Environmental Laws. In the event of any Release or any violation of Environmental Laws on or at or affecting the Property, Borrower will immediately, diligently and continuously prosecute the investigation, assessment, abatement, cure, clean-up, removal, containment or remediation of such Release or any other response action with respect to such Release or violation of Environmental Laws as may be required by any Governmental Authority.

3.17     Environmental Site Assessment.

         If at any time Lender reasonably believes that there has been a Release or that Hazardous Substances other than Permitted Substances are located on, at, in, under or within the Property , or if Lender receives notice of an Environmental Complaint or Environmental Claim, or if an Event of Default has occurred and is continuing, Borrower will promptly upon Lender's request and at Borrower's sole expense, provide Lender with an environmental site assessment prepared by an environmental engineering firm acceptable to Lender, assessing with a reasonable degree of certainty the existence of a Release, the presence of such Hazardous Substances, or the nature of an Environmental Complaint or Environmental Claim and the engineer's estimate of the cost of investigation, abatement, cleanup, removal, containment, remediation or other appropriate response action with respect to such Release, presence of Hazardous Substance, Environmental Complaint or Environmental Claim.

         If the environmental engineer's estimate of costs referred to above, or any other estimate prepared by an environmental engineering firm for the Lender, at Lender's request, exceeds One Percent (1%) of the original Loan amount, Lender may elect, in Lender's discretion, (i) to declare an Event of Default hereunder and under the other Loan Documents and proceed with its available remedies, or (ii) to require Borrower to post a bond to secure payment of those costs and expenses in an amount equal to 125% of such estimate, issued by an institutional surety satisfactory to Lender in Lender's discretion. Failure to post such a bond within thirty (30) days of Lender's request will constitute an Event of Default hereunder.

3.18     Compliance With Other Laws.

         3.18.1 Borrower and the Property are in compliance with all applicable Laws, and Borrower holds all authorizations, consents, approvals, licenses, variances, registrations, filings, authorizations, and permits from any Governmental

                  Authority required for the ownership, use, occupancy, operation, leasing and financing of the Property as contemplated by the Loan Documents, or for the performance of Borrower's Obligations (collectively, the "Operating Permits"). Borrower has no knowledge of any violations and has received no notices of violations of any Laws relating to the Property. Borrower will from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Laws.

         3.18.2 After prior Notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence, the Laws affecting the Property, provided that (a) no Event of Default has occurred and is continuing under this Agreement, the Mortgage or any of the other Loan Documents; (b) such proceeding is permitted under and is conducted in accordance with the provisions of any other instrument to which Borrower is subject and does not constitute a default thereunder; (c) neither the Property nor any interest therein nor any of the tenants or occupants thereof is affected in any material adverse way as a result of such proceeding; and (d) Borrower has furnished to Lender all other items reasonably requested by Lender.

         3.18.3 The Property will be used only for the purpose identified to Lender at the time of the origination of the Loan. Borrower will not change the use of the Property or allow any use to be discontinued if such discontinuance would violate any Law or cause a loss of any Operating Permit. Borrower will not consent to any change in the zoning classification of the Property or the classification of the Property under any other Law.

3.19     Leases.

         As used in this Agreement, "Lease" means each lease, sublease, license, franchise or other occupancy agreement, and each amendment thereto and extension thereof, affecting the Property, now existing or hereafter entered into, with Lender's approval as required in the Loan Documents, and all rights and interests of Borrower thereunder, including any guaranty of the tenant's obligations and all rent payments, reimbursements, security deposits, and all other deposits or payments. "Tenant" means the party signing any Lease as such, or any party with rights of occupancy or possession of the space, sublease, license, franchise which is the subject of the Lease. As to each of the Leases, Borrower hereby represents and warrants as follows:

         3.19.1 The Tenant has accepted and is now in occupancy of the leased premises;

         3.19.2 Borrower has fulfilled all its obligations that are conditions precedent to the commencement of the Lease or to the Tenant's obligation to commence payment of rent under the Lease, and Borrower has completed the improvements, space and other facilities required by the Lease;

         3.19.3 Borrower is not in default under the Lease and has no knowledge of any condition or occurrence that, with the passage of time or the giving of notice, if uncured, would become a default by Borrower under the Lease;

         3.19.4 The copy of the Lease delivered to Lender includes all riders, attachments and amendments, and is otherwise complete and accurate; the Lease is in full force and effect without modification, alteration or amendment, between Borrower and the Tenant; and Borrower has not given or agreed to give to the Tenant any material inducement for the execution of the Lease or performance of the Tenant's obligations thereunder other than the consideration specified in the copy of the Lease furnished to Lender;

         3.19.5 The Tenant is paying rent on a current basis and, to the best of Borrower's knowledge, is not in default and there exists no condition that, with the passage of time or the giving of notice, if uncured, would become a default by the Tenant under the Lease;

         3.19.6 There are no rights or claims of offset or credit against the rents under the Lease and no rents have been prepaid in excess of thirty (30) days, other than the security deposit and other payments specified in the Lease; and,

         3.19.7   Intentionally Left Blank.

         3.19.8 There has been no prior assignment of the Lease or any rents accruing thereunder.

3.20     Separate Tax Parcel.

         The Real Property is not subject to a joint assessment with any other real property. The Real Property and Personal Property are subject to separate tax assessments.

3.21     Commitment.

         All conditions to Closing specified in the Commitment have been satisfied.

3.22     Financial Statements; Tax Returns.

         The financial statement of Borrower and each Guarantor submitted to Lender in connection with the Closing is accurate and complete and fairly presents the financial position of Borrower and each Guarantor as of the date of its preparation, and has been prepared in accordance with generally accepted accounting principles in the United States, as in effect from time to time and consistently applied ("GAAP"). Since the date of such financial statement there has been no material adverse change in the financial condition of Borrower or such Guarantor. Borrower has filed and will file all tax returns required by Law (federal, state, and local) and has paid all taxes due, including interest and penalties, if any.

3.23     Pending Litigation.

         There are no actions, suits, or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower, any Guarantor, or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority, except actions, suits, and proceedings that are fully covered by insurance or which, if adversely determined, would not materially impair the ability of Borrower to perform each and every one of its Obligations under the Loan Documents, or the ability of any Guarantor to perform its obligations under the Guaranty, and which have been fully disclosed in writing to Lender.

3.24     ERISA.

         Neither Borrower, Guarantor nor any Borrower Party is (a) an "employee benefit plan" or a "governmental plan" as defined in Section 3(3) of Title IV of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, from time to time in effect ("ERISA") that is subject to Title I of ERISA, or (b) a "party in interest", as determined under ERISA, with Lender or any affiliate of Lender. The assets of Borrower, Guarantor and each Borrower Party do not constitute "plan assets" of any such plan for purposes of Title I of ERISA. Transactions by or with Borrower are not subject to Laws regulating investments of fiduciaries with respect to governmental plans. Neither Borrower, any Guarantor nor any Borrower Party has engaged in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under this Agreement, the Note, or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Any employee benefit plan maintained for the employees of Borrower, any Guarantor or any Borrower Party is in compliance with ERISA.

3.25     Solvency.

         Borrower and each Guarantor is able to pay its debts as they mature and the realizable value of Borrower's and each Guarantor's assets is sufficient to satisfy any and all of its obligations. Borrower has not entered into the Loan Documents with the intent to defraud, hinder or delay any creditor, and has received reasonably equivalent value in exchange for the Obligations under the Loan Documents. Neither Borrower, any Guarantor nor any Borrower Party is contemplating either the filing of a petition under any state or federal bankruptcy or insolvency Laws or the liquidation of all or a major portion of its assets, and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower, any Guarantor or any Borrower Party.

3.26     Not Foreign Persons.

         Neither Borrower nor Guarantor nor any Borrower Party is a foreign Person as defined under the United States Foreign Investment and Real Property Transfer Act.

3.27     Trade Names.

         All trade names and trade marks that Borrower owns or has pending in connection with the Property, or under which it is licensed, are in good standing and uncontested. Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trade marks, trade names and service marks of others. To Borrower's knowledge, there is no infringement by others of trade names or trade marks of Borrower. Borrower does not conduct its business "also known as", "doing business as" or under any other name.

3.28     Identification.

         Borrower's federal taxpayer identification number is 87-0293383. The names and federal taxpayer identification numbers of all Guarantors are ###-##-#### for Jerry C. Moyes and ###-##-#### for Vickie Moyes.

3.29     Offices.

         The location of Borrower's principal office is c/o WS Statutory Agent Services, LLC, 3200 North Central Avenue, Suite 1100, Phoenix, Arizona 85012.

3.30     Personal Property Warranties, Representations and Covenants of Borrower

         Borrower represents, warrants, and covenants as follows:

         3.30.1 Except for the security interest granted to Lender, Borrower is, and as to any of the Personal Property acquired after the date hereof will be, the sole owner of the Personal Property free from any Lien, security interest, or claim of any kind whatsoever. Borrower will notify Lender of, and will defend the Personal Property against, all claims and demands of all Persons at any time claiming any interest in the Personal Property.

         3.30.2 Borrower will not assign, pledge, encumber, lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Lender except in the ordinary course of business or as otherwise permitted under the Loan Documents. All of the Personal Property attached to, incorporated into or to be incorporated into the Real Property will be kept free and clear of all Liens, except the Permitted Exceptions, or as expressly permitted in writing by Lender.

         3.30.3 The Personal Property is not and will not be used or acquired for personal, family or household purposes.

         3.30.4 All tangible Personal Property will be kept on or at the Real Property, and Borrower will not remove any portion or item of Personal Property affixed or attached to the Real Property without the prior written consent of Lender, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, and are promptly replaced by Borrower with new items of equal or greater quality.

3.31     Use of Proceeds.

         No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose prohibited by applicable Laws.

3.32     Investment Company Act; Public Utility Holding Company Act.

         Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) subject to any other Law that restricts or regulates its ability to borrow money.

3.33     Representations.

         No representation or warranty in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits any material fact with the result that such representation is misleading in any respect. All representations and warranties of Borrower contained herein or in any other Loan Document will survive the making of the Loan and the execution and delivery of the Note, and are material and have been relied upon by Lender, notwithstanding any investigation or inquiry made by Lender. All statements made by other Persons in any certificate, agreement, financial statement, Report, or other materials delivered by or on behalf of Borrower in connection with the Loan will be deemed to be representations and warranties of Borrower.

Article 4.
                              BORROWER'S COVENANTS

         Borrower hereby covenants and agrees as follows:

4.1      Performance of Note, Mortgage and Other Loan Documents

         Borrower will perform, satisfy, and comply with all provisions of the Loan Documents and will promptly pay when due to Lender the entire Principal Balance of the Loan and all other Indebtedness under the Loan Documents.

4.2      Maintenance, Repair and Alterations.

         Borrower will keep and maintain the Property in good order and condition and in a rentable and tenantable state of repair. Borrower (a) will make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen in a good and workmanlike manner and in compliance with all Laws; (b) will not remove, demolish or substantially alter any of the Improvements, except for such alterations (i) as may be required by applicable Laws or (ii) which, upon the prior written approval by Lender of plans therefor, will maintain the quality and character of the Property and will not diminish the value or revenues derived from the Property; and (c) will keep and maintain the Property's grounds, parking and landscape areas in good and neat order and repair.

4.3      Waste.

         Borrower will not permit, commit, or suffer any waste, impairment or deterioration of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazards arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any insurance policy maintained with respect to the Property, or do or permit to be done thereon anything that may in any way impair the value of or revenues derived from the Property. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land.

4.4      Required Insurance.
         Borrower will provide, maintain and keep in full force the following insurance coverage with respect to the Property:

         4.4.1 Comprehensive insurance against loss or damage to the Improvements and FF&E by fire and any of the risks covered by insurance of the type now known as "All Risks of Physical Loss," with extended coverage in an amount sufficient at all times to prevent Borrower from becoming a co-insurer under any policy, and in no event less than the full replacement cost (without depreciation) of the Improvements (as determined by Lender from time to time) including the cost of debris removal, but excluding the cost of excavations, foundations, and footings below the lowest basement floor, and with not more than $5,000 deductible from the loss payable for any casualty. In addition, the policies of insurance carried in accordance with this Section 4.4.1 will contain (a) a "Replacement Cost Endorsement" and (b) an "Ordinance or Law Coverage," "Contingent Operation of Laws," or "Enforcement" endorsement ;

         4.4.2 Business interruption insurance and/or loss of "rental value" insurance in an amount equal to the annual scheduled rent for the Property, adjusted annually;

         4.4.3 Comprehensive commercial general liability insurance insuring against all claims arising out of possession, use, leasing, operation, construction or condition of the Property, including coverage for employee dishonesty, contractual liability, injury occurring on elevators and escalators and, if any construction of new Improvements occurs after execution of this Agreement, completed operations coverage for two years after completion of such construction, all of such liability insurance to be on an "occurrence basis" against claims for "personal injury" including bodily injury, broad form death and property damage occurring on, in or about the Property and the adjoining streets, sidewalks, passageways and Appurtenances, and all court costs and attorneys fees, such insurance to afford immediate minimum protection to a combined single limit of not less than $1,000,000 per occurrence, to continue at not less than such limits until Lender requires such limits to be changed when Lender determines that changed economic conditions make such protection inadequate. Such insurance will cover at least (a) premises and operations, (b) products and completed operations on an "if any" basis, (c) independent contractors, (d) blanket contractual liability for all written and oral contracts and (e) contractual liability covering Borrower's indemnities set forth in the Loan Documents to the extent the same is available;

         4.4.4 Workers' compensation insurance (including employer's liability insurance, if requested by Lender) for all employees of Borrower and others engaged in work on or with respect to the Property in such amount as is satisfactory to Lender, but in no event less than required by Law;

         4.4.5 During the course of any construction or repair of Improvements, builder's risk insurance, completed value, non-reporting form, against "all risks of physical loss", including collapse and transit coverage, with deductibles satisfactory to Lender, covering the total value of work performed and equipment, supplies and materials furnished. Said policy of insurance will contain a "permission to occupy upon completion of work or occupancy" endorsement and an agreed amount endorsement;

         4.4.6 Comprehensive boiler and machinery insurance covering air tanks, boilers, machinery, pressure vessels and piping, heating, air conditioning, elevator equipment and escalator equipment, if the Improvements contain such equipment, and insurance against loss of occupancy or use arising from any leakage, explosion or other malfunction of any such equipment, in such amounts as may be required by Lender;

         4.4.7 If any portion of the Improvements is at any time located in a federally designated special flood hazard area, and if flood insurance is available under the National Flood Insurance Act of 1968 or any similar Law, flood insurance in an amount equal to the lesser of the full insurable value of the Property or the maximum available, as approved by Lender; and

         4.4.8 Earthquake insurance if available and if required by Lender, in an amount satisfactory to Lender and on terms consistent with the coverage required under Section 4.5.1; and

         4.4.9 Such other insurance against the same or other hazards, and in such amounts, as Lender may from time to time require.

4.5      Delivery of Policies; Payment of Premiums

         All policies of insurance required by this Agreement will be issued by companies and in amounts satisfactory to Lender. Without limiting Lender's discretion to approve insurers and coverages, such insurance companies must (i) be financially sound and responsible insurance companies authorized to do business in the State, (ii) have an investment grade rating for claims paying ability assigned by one or more credit rating agencies approved by Lender and
(iii) have a general policy rating of A- or better and a financial class of VIII or better as rated by A.M. Best Company, Inc. or a similar rating agency.

         4.5.1 All policies of insurance required by this Agreement will name Lender as an additional insured, and will include a mortgagee's loss payable endorsement, standard mortgagee clause or other noncontributory clause for the benefit of Lender, and waiver of subrogation endorsement for the benefit
                  of Lender, all in form satisfactory to Lender.   Borrower will
                  furnish Lender with signed duplicate original policies or certified copies of all policies with respect to all required insurance coverage. If Lender consents to Borrower providing any of the required insurance through blanket policies carried by Borrower and covering more than one location, Borrower will furnish Lender with a certificate of insurance (using Accord 27 Form as to all property insurance) for each such policy setting forth the coverage for the Property, the limits of liability, the name of the insurer, the policy number and the expiration date together with a conforming copy of Borrower's blanket policy. At least thirty (30) days before the expiration of each such policy, Borrower will furnish Lender with evidence satisfactory to Lender of the reissuance of a policy continuing insurance in force as required by this Agreement. All policies required to be maintained pursuant to this Agreement will (a) be in a form satisfactory to Lender;
                  (b) be maintained in full force and effect, with premiums prepaid, as collateral security for payment of the Indebtedness; (c) provide for all payments only to Lender, and (d) contain a provision that such policies will not be canceled or materially amended (which term includes any reduction in the scope or limits of coverage) without at least thirty (30) days prior written notice to Lender.

         4.5.2 If Borrower fails at any time to provide, maintain, keep in force or deliver to Lender the policies of insurance required by this Agreement, Lender may procure such insurance covering Lender's interest and advance the premiums therefor, and Borrower will pay or reimburse the cost of such insurance promptly upon Lender's demand, and until such payment is made by Borrower the amount of all such Advances together with interest thereon at the Default Rate, will be secured by the Mortgage.

         4.5.3 Borrower will deposit with Lender, in monthly installments on the day installments of principal and interest are due under the Note, an amount equal to one-twelfth of the estimated aggregate annual insurance premiums on all policies of insurance required by this Agreement (or such greater amount as Lender reasonably estimates will be needed to make the next succeeding scheduled installment ratably deposited over the monthly installments due before the payment date of such installment). Borrower will cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements or other documents, and provided Borrower has deposited sufficient funds with Lender pursuant to this
                  Section 4.5.3, and provided that an Event of Default is not then existing, Lender will pay such amounts as may be due thereunder out of the funds so deposited with Lender. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender will notify Borrower and Borrower will immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein will cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this Section 4.5.3. Lender may commingle said deposits with its own funds and Borrower will be entitled to no interest on said funds. If Borrower fails to deposit with Lender sums sufficient (excluding any portion of said payments applied by Lender to the payment of the Indebtedness) to fully pay such premiums at least thirty (30) days before they are due, Lender may advance any amounts required to make up the deficiency, which Advance will be secured by the Mortgage, bear interest at the Default Rate and will be repayable to Lender immediately upon Lender's demand. Alternatively, Lender may, without making any Advance, apply any sums deposited by Borrower with Lender to pay such premiums.

4.6      Insurance Proceeds.

         Borrower will give Notice to Lender of any casualty to the Property within three (3) Business Days after such casualty, and the following provisions will apply:

         4.6.1 If all or any portion of the Improvements are damaged or destroyed, all insurance Proceeds will be payable to Lender. Except as set forth below, Lender shall have the sole and exclusive right to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance. Notwithstanding the foregoing, unless and until Lender shall notify Borrower that Lender shall have assumed its right to negotiate directly with any insurance carrier, Borrower is hereby authorized to make proof of loss on and, with Lender's approval, to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance. Each insurance company is authorized and directed to make payment under such insurance policies, including return of unearned premiums, directly to Lender instead of to Borrower and Lender jointly, and Borrower further hereby appoints Lender, irrevocably, and coupled with an interest, as Borrower's attorney-in-fact to endorse any draft therefor. Except as provided for below, all such Proceeds received by Lender will be applied as a mandatory prepayment to reduction of the Indebtedness, without application of the Prepayment Fee, and in such order as Lender may determine, regardless of whether or not such amount is otherwise then due.

         4.6.2 Notwithstanding the foregoing, Lender will make the Proceeds available to Borrower for restoration or repair of the Property provided that:

                  4.6.2.1 There then exists no Default, and there has been no Event of Default under the Loan Documents during the twelve (12) months immediately before such casualty that has not been cured during any applicable grace period; and

                  4.6.2.2 The cost to repair the Property is not more than fifty percent (50%) of the original Principal Balance, and

                  4.6.2.3 All of the following conditions are satisfied: (a) Borrower demonstrates to Lender's satisfaction that Borrower has the ability, during reconstruction, to fulfill all of the obligations contained in the Loan Documents including, but not limited to, the obligation to pay the Indebtedness from the Proceeds of rent insurance or otherwise; (b) if the casualty in question occurs before the last two (2) years immediately preceding the Maturity Date, and Borrower demonstrates to Lender's satisfaction that complete restoration is feasible within twelve (12) months after such casualty; and (c) neither the economic performance of the Property nor the security for the Loan are, during the course of reconstruction (taking into account rent insurance and any other mitigants) and after completion of reconstruction, materially impaired (as determined by Lender, in Lender's discretion) and the loan-to-value ratio of the Loan after restoration would be no greater than the loan-to-value ratio of the Loan immediately prior to the casualty as determined by Lender in its discretion.

         4.6.3 All Proceeds that are released will be applied by Borrower towards repair, restoration or reconstruction of the Improvements. Lender may, in its discretion, subject such proceeds to escrow and/or construction funding arrangements, all at Borrower's expense. Such arrangements may include the use of customary retainage and holdback arrangements, requirements for fixed price construction contracts and delivery of budgets, the imposition of a balance mechanism, payments for hard costs only against contractor requisitions accompanied by applicable lien waivers, receipt of a contractor's surety bond, assignments of the construction and design professional contracts, and the use of a consulting engineer to review requisitions.

         4.6.4 The balance of any Proceeds held by Lender remaining after the completion of any repair, restoration or reconstruction will, in Lender's discretion, be paid to Borrower or applied by Lender to the Indebtedness, without application of the Prepayment Fee, in such order as Lender may determine.

         4.6.5 Nothing contained in this Section 4.6 will excuse Borrower from repairing or maintaining the Property as provided in
                  Section 4.2 hereof or from restoring or repairing all damage or destruction to the Property, regardless of whether or not there are sufficient Proceeds available. The application or release by Lender of any Proceeds will not cure or waive any Default, Event of Default, or Notice thereof under this

                  Agreement or the Loan Documents, or invalidate any act done pursuant to such Notice.

4.7      Taxes and Impositions.

         4.7.1 Borrower agrees to pay, not less than thirty (30) days before the accrual of any interest or penalty thereon, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, which are assessed or imposed upon any of the Property, or against Borrower with respect to the occupancy, use or possession of the Property, or upon any of the Personal Property, including, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Property, charges for any easement or agreement maintained for the benefit of the Property (all of which taxes, assessments and any other similar governmental charges are hereinafter referred to as "Impositions"); provided, however, that if any such Imposition lawfully may be paid in installments, Borrower may pay such Imposition together with any accrued interest on the unpaid balance of such Imposition, in installments as they become due and not less than thirty (30) days before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

         4.7.2 Borrower will deposit with Lender, in monthly installments on the day installments of principal and interest are due under the Note, an amount equal to one-twelfth of the estimated current year's aggregate Impositions, or such greater amount as Lender reasonably estimates will be needed to pay the next succeeding scheduled payment of Impositions. If the Land is not treated as a separate parcel for purposes of any Impositions, Lender retains the right to require that Borrower deposit monthly installments equal to one-twelfth of all Impositions imposed on all parcels taxed with the Land. Borrower further agrees, upon Lender's request, to cause all bills, statements or other documents related to the Impositions to be sent or mailed directly to Lender. Upon receipt of such bills, statements or other documents and provided Borrower has deposited sufficient funds with Lender pursuant to this Section 4.7.2, and provided that an Event of Default has not occurred, Lender will pay such amounts as may be due with respect to such Impositions out of funds so deposited with Lender. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender will notify Borrower and Borrower will immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein will cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this Section 4.7.2. Lender may commingle said deposits with its own funds and Borrower will be entitled to no interest on said funds. Should Borrower fail to deposit with Lender sums sufficient to fully pay any Impositions at least thirty (30) days before they may be due, Lender may, (i) advance any amounts required to make up the deficiency, which Advances will be secured by the Mortgage, bear interest at the Default Rate and will be repayable to Lender immediately upon Lender's demand, or (ii) at its option, and without making any Advance whatsoever, apply any sums held by Lender to the Impositions.

         4.7.3 Any license fee, tax or assessment now or hereafter assessed or imposed on Lender under the provisions of any Law measured by or based in whole or in part upon the amount of the Indebtedness, will be deemed included within the term "Impositions" as defined in Section 4.7.1. If such Impositions are not paid by Borrower when due or if payment thereof by Borrower is prohibited by Law, then at the option of Lender, the Indebtedness will immediately become due and payable, provided, Borrower will have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on the general revenues of Lender.

         4.7.4 Borrower agrees to furnish Lender within thirty (30) days after the date upon which any Imposition is due and payable by Borrower, official receipts of the appropriate Governmental Authority, or other proof satisfactory to Lender, evidencing the payment in full.

         4.7.5 Borrower will have the right, before any delinquency occurs, to contest or object to the amount or validity of any Imposition by appropriate legal proceedings, but this will not be deemed or construed in any way as affecting Borrower's obligation to pay any Imposition at the time and in the manner provided in this Section 4.7, unless Borrower has given prior written notice to Lender of its intent to so contest or object to an Imposition, and unless, at Lender's sole option (a) Borrower demonstrates to Lender's satisfaction that the legal proceeding will operate conclusively to prevent the sale of or foreclosure of any Lien against the Property to satisfy such Imposition before final determination of such proceedings; or
                  (b) Borrower furnishes a good and sufficient bond or surety as requested by and satisfactory to Lender; or (c) Borrower provides to Lender a good and sufficient undertaking as may be required or permitted by Law to accomplish a stay of any proceedings to foreclose any Lien or otherwise effect a sale of the Property; and (d) Borrower diligently and continuously prosecutes such contest to final judgment; and provided further that, Borrower will continue to make all deposits required under Section 4.7.2.

         4.7.6 Borrower covenants and agrees that to the fullest extent permitted by Law, Borrower will not suffer, permit or initiate the joint assessment of Impositions upon the Real Property and the FF&E, or any other procedure whereby the Lien of any Impositions assessed against the Real Property and the Lien of any Impositions assessed against the FF&E would be assessed, levied or charged as a single lien.

         4.7.7 Borrower will file all tax returns required by Governmental Authorities, and will cause to be paid, when due and before interest or penalties are due thereon, all taxes payable to each Governmental Authority, and will deliver to Lender receipts showing payment in full of any and all such taxes, charges or assessments before the last dates upon which such taxes, charges or assessments are payable without interest or penalty charges; provided, however, that Borrower will have the right before any delinquency occurs to contest or object to the amount or validity of any such taxes, charges or assessments in good faith and by appropriate legal proceedings diligently and continuously prosecuted, but this will not be deemed or construed in any way as relieving, modifying or extending Borrower's obligation to pay any such taxes, charges or assessments at the time such contest, objection and legal proceedings have been terminated or discontinued adversely to Borrower. Upon request of Lender, Borrower will post a bond, letter of credit or other security satisfactory to Lender and to the Governmental Authority in amount, form and content, for the duration of such proceedings. Within ten (10) days of receipt thereof, Borrower will produce to Lender all settlements, notices of deficiency or overassessment and any other notices pertaining to Borrower's tax liability, which may be issued by any Governmental Authority. If at any time the United States or any department or bureau thereof will require Internal Revenue stamps on the Note secured hereby, Borrower on demand will pay for them with any interest or penalties payable thereon.

4.8      Condemnation

         If the Property, or any part thereof or interest therein, is taken or damaged by reason of any public improvement, eminent domain, alteration of the grade of any street or other similar action of a Governmental Authority or through a conveyance in lieu of the foregoing, or in any other manner ("Condemnation"), or if Borrower receives any notice or other information regarding such proceeding, Borrower will give prompt written notice thereof to Lender, and the following provisions will apply:

         4.8.1 Lender will be entitled to all Proceeds payable to Borrower and/or on Borrower's account for the Property taken or for damage to the Property not taken, whether arising as a result of proceedings relating to such condemnation or in lieu thereof. Lender will be entitled, to commence, appear in and prosecute in its own name any such Condemnation proceedings. Borrower may participate in any such proceedings, but Borrower's right of participation will not affect or diminish the rights of Lender in its discretion to make all determinations and decisions in respect of such proceedings. Lender also will be entitled to make any compromise or settlement in connection with any Condemnation. All Proceeds of Condemnation are hereby assigned by Borrower to Lender for receipt and collection by Lender, and Borrower agrees to execute such further assignment of the Proceeds and other instruments as Lender may require. Such assignment will not relieve Borrower of any of the Obligations after Lender's application of the Proceeds to the Indebtedness.

         4.8.2 If any portion of the Property is taken or damaged by Condemnation, all Proceeds with respect thereto received by Lender will be held by Lender and applied at Lender's sole discretion (a) as a mandatory prepayment to reduction of the Indebtedness, without application of the Prepayment Fee, and in such order as Lender may determine, whether or not such amount is otherwise then due and without regard to whether the Land and Improvements can be repaired or restored, or (b) to restoration of the Property upon such conditions as Lender may determine. Such application or release will not cure or waive any Default, Event of Default or Notice of any Default hereunder or invalidate any act done pursuant to such Notice. If Proceeds are applied by Lender to the repair, restoration or reconstruction of any Improvements, such monies will be re-advanced to Borrower, in Lender's discretion, in accordance with Lender's escrow and construction loan disbursement procedures as described above with respect to the re-advance of insurance Proceeds.

4.9      Utilities.

         Borrower will pay when due all utility charges incurred by Borrower for the benefit of the Property for gas, electricity, water or sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting the Property or any portion thereof, whether or not such assessments or charges may result in Liens upon the Property.

4.10     Liens.

         Borrower will pay and promptly discharge, at Borrower's cost and expense, all Liens upon or affecting the Property. Borrower will, however, have the right to contest in good faith the validity of any such Lien as long as (a) such contest operates to stay any proceedings for enforcement of or execution on the Lien, (b) Borrower first deposits with Lender a bond or other security reasonably satisfactory to Lender in such amounts as Lender reasonably will require, and (c) Borrower will thereafter diligently and continuously proceeds to cause such Lien to be removed and discharged. If Borrower fails to discharge any such Lien or provide such security, Lender may discharge the Lien, either by paying the amount claimed to be due, or by procuring the discharge of such Lien by depositing in court a bond or the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by Law. All Advances by Lender with respect to such Lien will be reimbursed by Borrower upon demand by Lender together with interest thereon until reimbursement at the Default Rate, and all such Advances with interest thereon will be secured by the Mortgage and the other Loan Documents.

4.11     Books and Records; Lender May Examine Books and Records.

         Borrower will keep and maintain at all times complete, true and accurate books of account and records reflecting the results of operation of the Property. Borrower will comply with all reporting requirements under this Loan Agreement. Lender and Lender's representatives and agents may, from time to time, examine or make extracts from or make copies of the books, records, and accounting data of Borrower. Borrower will promptly make such books, records, and accounting data available to Lender, as stated above, upon written request.

4.12     Leasing.

         All Leases entered into, and all modifications, extensions or terminations of existing Leases will be subject to Lender's prior written approval. With any request for approval of a proposed Lease or modification or extension, Borrower will deliver to Lender current credit and financial information for the proposed tenant and for each guarantor of the Lease, all of which must be satisfactory to Lender. All Leases will be assigned to Lender in accordance with that certain Absolute Assignment of Leases and Rents executed on the date hereof by Borrower in favor of Lender with respect to the Property (the "Assignment of Leases"). All Leases at Lender's election will be subordinate to the Mortgage and the Assignment of Leases, and those tenants specified by Lender will execute and deliver a subordination and attornment agreement satisfactory to Lender, which may be conditioned upon an agreement by Lender not to disturb the tenant so long as the tenant is not in default under the Lease. Borrower will perform all obligations of the landlord under the Leases and enforce, short of termination, all of the obligations of the tenants under the Leases. Borrower will provide to Lender a copy of any notice received by Borrower from any tenant under any Lease asserting that Borrower is in default of any obligation under such Lease.

4.13     Reporting.

         During the term of the Loan, Borrower and each Guarantor will deliver to Lender the following (the "Reports"):

         4.13.1 Within sixty (60) days after the end of each fiscal year of Borrower (if available, and if not, the sole member of Borrower), a balance sheet as of the end of such fiscal year and a statement of income and expenses for such fiscal year, and a statement of change in financial position, in each case in comparative form with corresponding information for the preceding fiscal year, all in form and detail reasonably satisfactory to Lender, and certified by Borrower and by a responsible officer of Borrower, with personal knowledge of the financial reporting systems of Borrower, as accurate and complete and as having been prepared in accordance with GAAP;

         4.13.2 Within fifteen (15) days after filing, a copy of the sole member of Borrower's signed federal income tax return for such fiscal year;

         4.13.3 Within thirty (30) days after the end of each fiscal year of Borrower, a rent roll for the Property, in form and detail satisfactory to Lender, certified by the chief financial officer of Borrower as accurate and complete;

         4.13.4 A copy of every Lease affecting the Property, and every modification or extension of any Lease, within five (5) Business Days after it has been fully executed;

         4.13.5 At Lender's option: (i) within thirty (30) days after the end of each fiscal quarter of Borrower (if available, and if not, the sole member of Borrower), a quarterly statement of earnings, and within sixty (60) days after the end of each fiscal quarter of Borrower, the balance sheet and income statement described in Section 4.13.1 above, all of which at Lender's option will be certified by an independent certified public accountant of recognized standing acceptable to Lender; and (ii) a current rent roll certified by Borrower;

         4.13.6 As soon as practicable and in any event within five (5) Business Days after Borrower or Guarantor, as applicable, knows or should reasonably have known of the commencement of any legal action or proceedings against it by any Governmental Authority or any other Person, except actions seeking money judgment that are fully insured or bonded, a report of the commencement of such action containing a statement signed by the chief financial officer of Borrower or Guarantor, as applicable setting forth details of such legal action and any action Borrower or Guarantor, as applicable, proposes to take with respect thereto;

         4.13.7 Within five (5) Business Days after the occurrence of any Default or Event of Default, a report regarding such Default or Event of Default setting forth details and describing any action which Borrower proposes to take with respect thereto, signed by an officer of Borrower;

         4.13.8 Notice of any change in name of Borrower or Guarantor, as applicable, or use of any trade names or trade styles not presently used by Borrower or Guarantor, within five (5) Business' Days after such name change is effected or such use of new trade name commences;

         4.13.9 Promptly upon receipt, one (1) copy of any other report submitted to Borrower by independent accountants in connection with any annual, interim, or special audit of the books of Borrower;

         4.13.10 Within five (5) Business Days after (i) any contact to or from any Governmental Authority concerning any Environmental Laws relating to Borrower or the Property, including any Environmental Complaint, (ii) any Environmental Claim, or
                  (iii) Borrower's discovery of any occurrence or condition on any property in the vicinity of the Property that could result in the presence of Hazardous Substances on the Property or cause the Property to be subject to any restrictions on the ownership, occupancy, transferability, or cause loss of the Property under any Environmental Laws, a copy of any notice or other written communication relating to the contact, claim or discovery, and a report by Borrower describing in detail such contact, claim or discovery and describing any response action that Borrower proposes, signed by an officer of Borrower (such information is to be provided solely to allow Lender to protect its security interest in the Property

         4.13.11 Within five (5) Business Days after Borrower's receipt, a copy of any correspondence from any Governmental Authority under any Environmental Law or any request for information, notice of potential liability, demand letter, notice of violation, complaint, order, citation or other notice with respect to the investigation, cleanup, removal, remediation or other response action with respect to Hazardous Substances at any other site owned or operated by Borrower or used by Borrower to dispose of Hazardous Substances, and thereafter, copies of all communications regarding such matter until the matter is settled; and a copy of any notification of any Release at any other property owned or leased by Borrower that Borrower is required to file, under any Environmental Law simultaneously with such filing (such information is to be provided solely to allow Lender to protect its security interest in the Property);

         4.13.12 Within five (5) Business Days after Borrower's receipt, a copy of any notice of violation, citation, demand, order, complaint or other correspondence from any Governmental Authority relating to the Property or any other notice of violation of any Law, and thereafter, copies of all communications relating to such matter until the matter is settled; and

         4.13.13 Within five (5) Business Days after becoming aware of any developments or other information which may materially and adversely affect Borrower's ability to perform its Obligations, telephonic or telegraphic notice specifying the nature of such development or information and the anticipated effect, followed by prompt confirmation in writing;

                  If Borrower fails to deliver any of the Reports when required, and if such failure continues for more than fifteen (15) days after Notice from Lender, the Data Failure Default Rate under the Note will automatically take effect and will continue until such Reports are delivered, as provided in the Note.

4.14 Environmental Indemnity. Borrower will defend (with counsel satisfactory to Lender), indemnify, reimburse and hold Lender and all Lender Parties harmless from all Losses asserted against, resulting to, imposed on, or incurred by any of them, directly or indirectly in connection with any of the following:

         4.14.1 Events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Complaint or an Environmental Claim against the Borrower or the Property;

         4.14.2 The Management of Hazardous Substances by any Person at, in, under, on or from the Property;

         4.14.3 Any Environmental Claim against Borrower, the Property, any occupant or tenant of the Property, Lender or any Other Indemnitee;

         4.14.4 Any Lien filed against the property under any Environmental Law or as a result of any Environmental Claim;

         4.14.5   The loss, suspension or modification of any Environmental
                  Permit;

         4.14.6   Any Release on, in, under, from or affecting the Property;

         4.14.7 Any claim of violation of any Environmental Law by any Person at or affecting the Property or any action necessary or appropriate to comply with any Environmental Laws;

         4.14.8 Any Environmental Claim against any Person whose liability for such Environmental Claim Borrower has assumed, insured, guaranteed, or retained either contractually or by operation of any law; and

         4.14.9 The material inaccuracy of any representation in the Loan Documents relating to environmental matters.

4.15     General Indemnity.

         Borrower will defend (with counsel reasonably satisfactory to Lender, at Lender's election), indemnify, reimburse and hold Lender and all other Lender Parties harmless from all Losses, which may be asserted against, imposed on or incurred or paid by any of them, directly or indirectly (a) by reason of, on account of or in connection with any act or occurrence relating to the Property or any bodily injury, death, other personal injury or property damage occurring in, upon or in the vicinity of the Property from any cause whatsoever, (b) as a result of the failure of Borrower to perform any of its Obligations under any of the Loan Documents, or (c) on account of any transaction otherwise arising out of or in any way connected with the Property, the Loan or the Obligations.

4.16     Preservation of Legal Existence.

         Borrower and each Borrower Party will preserve and maintain its legal existence, right, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified as a foreign corporation in any jurisdiction in which such qualification is or may be necessary in view of Borrower's business and operations or the ownership of its properties, including the Property. Borrower and each Borrower Party will not, without prior consent of Lender, (a) take any action to withdraw, limit or restrict the authority of Borrower to deal and contract with Lender; (b) distribute cash or other assets of Borrower to any Person after the occurrence of a Default, unless and until such Default is cured to Lender's satisfaction; (c) dissolve, merge or consolidate with any other Person or otherwise act contrary to the Permitted Transfers provisions of the Mortgage; (d) change the scope or nature of its business objectives, purposes or operations; (e) change the location of its principal office or the place where the books and records for the Property area kept without written notice to Lender; or (f) waive, compromise or forgo any rights that Borrower may have against any Person, including any partner, member, officer, director or shareholder of Borrower, for any obligation owed to Borrower.

4.17     Compliance with Permitted Encumbrances and Contracts.

         Borrower will comply with and enforce all permitted encumbrances and all other Contracts by which Borrower or the Property is bound including all restrictions, covenants and easements affecting the Property or the Improvements.

4.18     Statements by Borrower and Tenants.

         Borrower, within ten (10) days after receipt of written request by Lender, will furnish (a) a written statement, duly acknowledged, setting forth the unpaid principal balance of and interest outstanding on the Note, and stating whether any offsets or defenses exist against the Indebtedness or other Obligations, and if so, specifying in detail the nature of such offsets or defenses, (b) a certificate in form satisfactory to Lender listing all trade names under which Borrower intends to operate the Property, and (c) a lease ratification and estoppel agreement for each Lease or for those Leases specified by Lender in form and content satisfactory to Lender, executed by Borrower, containing all of the statements set forth in Section 3.19 above, and, stating the date of commencement and termination of the original lease term and the terms of any renewals or extensions of the lease term, and, if any of such statements cannot be accurately made, specifying the nature of any exception or qualification. Upon request of Lender, Borrower will request in writing and will exercise diligent effort to procure a lease ratification and estoppel agreement for each Lease or for those Leases specified by Lender, in form and content satisfactory to Lender, executed by the tenant under such Lease.

4.19     Right of Entry.

         Lender and Lender's representatives or agents may at any time enter upon the Property for any reasonable purpose, including inspection of the Property and exercise of Lender's rights and remedies under the Loan Documents. Borrower will reasonably cooperate with any such entry. Lender will use reasonable efforts to provide prior Notice to Borrower of Lender's intended entry, but the failure to provide such Notice will not be a condition to making such entry.

4.20     Waiver of Subrogation, No Offset

         4.20.1 Borrower waives any and all right to claim or recover against Lender, and Lender's directors, officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, other property of Borrower or the property of others under the control of Borrower from any cause insured against or required to be insured against by the provisions of this Mortgage.

         4.20.2 Borrower will pay the Indebtedness in accordance with the Loan Documents without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

4.21     Continuing Accuracy of Representations.

         Borrower will take all steps necessary from time to time to cause all of the representations and warranties set forth in this Agreement or in any of the other Loan Documents to continue to be accurate and complete.

4.22     Further Assurances.

         Borrower will, at its sole expense and without expense to Lender, take such further actions and execute and deliver such further documents as Lender from time to time may reasonably require for the purpose of assuring and confirming unto Lender the rights created under this Agreement or the other Loan Documents, or for carrying out the intention or facilitating the performance of the terms of any Loan Documents, or for assuring the validity of any security interest of Lender.

4.23     Expenses

         Borrower will pay when due and payable or reimburse Lender on demand for all costs and expenses of every character which have been incurred or which may hereafter be incurred by Lender including but not limited to appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, reasonable attorneys' fees, court costs and fees of inspecting architect(s) and engineer(s) in connection with: (i) the preparation and execution of Loan Documents; (ii) the funding of the Loan; (iii) in the event an Event of Default occurs, preparation for enforcement of the Mortgage or any of the other Loan Documents, whether or not suit or other action is actually commenced or undertaken; (iv) enforcement of the Mortgage or any of the other Loan Documents; (v) court or administrative proceedings of any kind to which Lender may be a party, either as plaintiff or defendant, by reason of the Note, this Agreement, the Mortgage or any other Loan Document; (vi) preparation for and actions taken in connection with Lender's taking possession of the Property;
(vii) negotiations with Borrower, or any of its agents in connection with the existence or cure of any Event of Default; (viii) any proposed refinancing by Borrower of the Indebtedness; (ix) the transfer of the Property in lieu of foreclosure; and (x) the approval by Lender of actions taken or proposed to be taken by Borrower, or other Person or entity which approval is required by the terms of the Mortgage or any other Loan Document.

Article 5.
                                EVENTS OF DEFAULT

         The occurrence of any one or more of the following will constitute an "Event of Default" by Borrower under the Note, Mortgage, this Agreement or any of the Loan Documents:

5.1      Events of Default.

         5.1.1 Borrower fails to pay any scheduled payment of principal and interest due under the Note on the date when such payment is due and such failure continues for five (5) days; or

         5.1.2 Borrower fails to pay within five (5) days after Notice from Lender any other amount payable to Lender under this Agreement, the Note, the Mortgage or any other Loan Document; or

         5.1.3 Borrower fails to pay the entire Indebtedness by the Maturity Date; or

         5.1.4 Borrower fails to pay (i) any Impositions as provided in this Agreement or deposits for such Impositions as required in
                  Section 4.7 of this Agreement, or (ii) any insurance premium with respect to any insurance required under the Loan Agreement or deposits for such premiums as required in Section
                  4.5. of this Agreement; or

         5.1.5 Any transfer or encumbrance of the Property in violation of the provisions of Section 1.3 of the Mortgage; or

         5.1.6    Any default under any other loan by Borrower or any Guarantor;
                  or

         5.1.7 The occurrence of a default under any Lien, encumbrance or other mortgage affecting all or any portion of the Property or any other event permitting acceleration of the maturity of any Indebtedness secured thereby; or

         5.1.8 Any Improvement or other material part of the Property is demolished, removed or altered in violation of this Agreement or any other Loan Document, or any Improvement is substantially damaged or destroyed by an uninsured casualty and Borrower fails to provide satisfactory evidence to Lender within thirty (30) days of such casualty that the necessary funds for satisfactory restoration of the Improvements will be available at the time of restoration; or

         5.1.9 Borrower or any Guarantor fails to perform or observe any term, covenant or agreement contained in any of the other Loan Documents, and such failure continues beyond the applicable grace period specified in such Loan Documents; or

         5.1.10 If any of the representations or warranties made in this Agreement or in any of the other Loan Documents proves to be false or misleading in any material respect; or

         5.1.11 If Borrower, any Guarantor or any Borrower Party files or consents to the filing of, or commences or consents to the commencement of, any proceeding, action, petition or filing under the Federal Bankruptcy Code or any similar state or federal Law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, arrangement or adjustment of debts or similar relief from debts (each, a "Bankruptcy Proceeding") with respect to Borrower, such Guarantor or such Borrower Party; or

         5.1.12 If any Bankruptcy Proceeding is filed against Borrower, any Guarantor or any Borrower Party and the same is not withdrawn, dismissed, canceled or terminated within ninety (90) days of such filing; or

         5.1.13 If Borrower, any Guarantor or any Borrower Party is adjudicated bankrupt or insolvent or a petition for reorganization of Borrower, any Guarantor or any Borrower Party is granted; or

         5.1.14 If a receiver, liquidator or trustee is appointed for Borrower, any Guarantor, any Borrower Party or any of the properties of Borrower, any Guarantor or any Borrower Party or with respect to the Property or the Rents; or

         5.1.15 If Borrower, any Guarantor or any Borrower Party makes an assignment for the benefit of its creditors or admits in writing the inability to pay its debts generally as they become due; or

         5.1.16 If any court of competent jurisdiction renders a final, non-appealable decision that any material Obligation of Borrower or material obligation of Guarantor under the Loan Documents is legally inoperative or unenforceable.

Article 6.
                                 BORROWER STATUS

6.1      Death or Incapacity.

         The death or permanent incapacity of Jerry C. Moyes shall, at the option of Lender, be an Event of Default, which can be cured by either (a) the creation of an escrow or other surety or collateral pledge acceptable to Lender within 90 days of death or incapacity in favor of Lender to cover the contingent claim liability created under the Loan Documents or (b) the assumption within 90 days of death or incapacity of Jerry C. Moyes by his successor (provided the same have financial and managerial qualifications acceptable to Lender) of all of the personal duties and obligations of Jerry C. Moyes as set forth in the Loan Documents. If neither of the foregoing options is implemented to Lender's satisfaction within the aforesaid time limits, Lender shall have the option thereafter to accelerate the due date of the Loan. In the event Lender elects to accelerate the due date, Borrower shall have a total of 6 months to pay the total indebtedness due under the Loan without the Prepayment Fee but with a transfer fee of one percent (1%) of the outstanding balance. Failure to make such payment by the due date shall be an Event of Default in which case the Prepayment Fee shall be payable in addition to the then outstanding indebtedness. Any event or condition that would constitute an Event of Default under any of the Loan Documents must, during the pendency of any time period set forth in this paragraph, be timely cured. Failure to do so shall entitle Lender to resort to all of the remedies it has under the Loan Documents. Notwithstanding the foregoing, upon such death or incapacity of the Jerry C. Moyes, Lender shall be entitled to immediately require the Borrower to maintain the employment of a property manager under terms and with credentials satisfactory to Lender to manage the Property in a manner satisfactory to Lender. Lender shall not be liable to Borrower or any other person for the negligence or misconduct of any such property manager, nor shall such appointment constitute the Lender as a "mortgagee in possession" of the Property. Time is of the essence as to all of the terms and conditions of this paragraph.

Article 7.
                                    REMEDIES

7.1      Acceleration.

         Upon, or at any time after, an Event of Default, Lender may, in its discretion and at its sole option, declare the entire Indebtedness immediately due and payable, and the Indebtedness will immediately become due and payable without Notice and without presentment, demand or protest. Notwithstanding the above, in the event Lender declares the entire Indebtedness immediately due and payable, Lender will use its best efforts to send Borrower Notice to that effect; provided, however, Lender's failure to send Borrower such Notice will not delay, modify or limit the Lender's right of acceleration in any way.

7.2      Cure of Events of Default.

         Without Notice, with or without accelerating the Indebtedness, and without releasing Borrower from any of its Obligations, Lender may, in Lender's discretion, but Lender will have no obligation to, cure any Event of Default or any Default occurring or continuing after any Event of Default, and to effect such cure, Lender or its agents may enter upon the Property and perform such actions as Lender deems appropriate to protect its security and its rights and interests under the Loan Documents. All reasonable costs and expenses incurred by Lender in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceeding, fines and penalties; together with interest thereon at the Default Rate under the Note from the date of payment by Lender, will be due and payable by Borrower to Lender on demand, and until paid will be added to and become part of the Indebtedness.

7.3      All Other Remedies.

         Upon, or at any time after, an Event of Default, all or any one or more of the rights and remedies available to Lender against Borrower or the Property under this Agreement, the Note, the Mortgage or any of the other Loan Documents, or at Law or in equity, may be exercised by Lender at any time and from time to time, without Notice or demand, whether or not all or any portion of the Indebtedness is declared due and payable, and whether or not Lender has commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents.

7.4      Application of Income.

         In the exercise of any of the rights and powers conferred upon it under the Loan Documents, and whether or not Lender has elected to accelerate the Indebtedness, Lender will have full power to use and apply any amounts in its possession, including sums received as deposits for insurance premiums or

Impositions, together with all Rents and Proceeds, to the payment of or on account of the following, in such order as Lender may determine:

         7.4.1 to costs of collection and sale of the Property or portions thereof;

         7.4.2 to the payment of the operating expenses of the Property, including costs of management and leasing thereof (which will include reasonable compensation to Lender and its agent or agents, if management be delegated to an agent or agents, and will also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized;

         7.4.3 to the payments of Impositions now due or which may hereafter become due on the Property, and of all rents due or which may hereafter become due under any underlying lease;

         7.4.4 to the payment of all repairs, renewals, replacements, alterations, additions, betterments, and improvements to the Property, including the cost from time to time of installing or replacing the FF&E therein, and of placing the Property in such condition as will, in the judgment of Lender or such agent or Receiver, make it readily rentable; and

         7.4.5 to the payment of any Indebtedness or any deficiency which may result from any foreclosure sale upon the Property, or any part thereof.

         Lender's receipt, use or application of any such sums will not be construed to result in a cure of any Event of Default or affect any of the rights or powers of Lender under the terms of the Loan Documents or any of the Obligations of Borrower and/or the obligations of any Guarantor.

7.5      Remedies Cumulative.

         No right, power or remedy conferred upon or reserved to Lender by the Note, the Mortgage, this Agreement or any other Loan Document is exclusive of any other right or remedy, and each and every such right and remedy will be cumulative and concurrent and will be in addition to all other rights, powers and remedies provided to Lender under the Loan Documents, or now or hereafter existing at law or in equity, and may be exercised or enforced by Lender selectively against Borrower, any Guarantor or any other Person, and in any order, and may be pursued independently, singly, successively, together or otherwise at such time and in such order as Lender may determine in Lender's discretion, without impairing or affecting any other rights of Lender under the Loan Documents or at Law or in equity.

7.6      No Waiver.

         No rights or remedies available to Lender under this Agreement or under the other Loan Documents will be deemed waived unless a written waiver is signed and delivered by Lender. No delay or omission in the exercise of any right or remedy accruing upon an Event of Default will impair or be construed as a waiver of any such right or remedy, but any such right or remedy, may be exercised from time to time and as often as Lender may deem expedient. A waiver of any Default or Event of Default will not be construed to be a waiver of any subsequent Default or Event of Default or to impair any right or remedy, consequent thereon. No such act or omission will release, discharge, modify, change or affect the original liability under this Agreement, the Mortgage or any other Loan Document or otherwise of Borrower or any maker, co-signer, endorser, surety or guarantor except to the extent such release, discharge, modification or change is expressly agreed to and granted in writing. Any and all of Lender's rights with respect to the Property will continue unimpaired, and Borrower will be and remain obligated in accordance with the terms hereof, notwithstanding (a) the release or substitution of any part of the Property at any time, or of any rights or interest therein or (b) any delay, extension of time, renewal, compromise or other indulgence granted by Lender as to any Default or Event of Default. No waiver or consent by Lender, nor any course of dealing between Lender and Borrower, will be construed as a continuing waiver or consent, or modification of any of Lender's rights or remedies or of any Obligations of Borrower.

Article 8.
                      GENERAL CONDITIONS AND MISCELLANEOUS

8.1      No Liability of Lender.

         Borrower acknowledges and agrees that Lender's acceptance or approval of any action of Borrower or any other matter requiring Lender's approval, satisfaction, acceptance or consent pursuant to this Agreement or the other Loan Documents, including any Report certificate, financial statement, appraisal or insurance policy, will not be deemed a warranty or representation by Lender of the sufficiency, legality, effectiveness or other import or effect of such matter.

8.2      No Third Parties Benefited.

         This Agreement is between and for the sole benefit of Borrower and Lender, and Lender's successors and assigns, and creates no rights whatsoever in favor of any other Person and no other Person will have any rights to rely hereon.

8.3      Time is of the Essence.

         Time is of the essence of each of Borrower's Obligations under this Agreement or under any other Loan Document. The waiver by Lender of any Default under this Agreement will not be deemed a waiver of any subsequent Default.

8.4      Binding Effect; No Borrower Assignment.

         This Agreement and any other Loan Document will be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, administrators, successors and assigns, provided however Borrower may not assign its rights or interests in this Agreement without the prior consent of Lender, which may be withheld in Lender's discretion as provided in the Mortgage.

8.5      Lender Assignment.

         Lender may assign or transfer the Loan and/or the Loan Documents or sell all or a portion of the Loan or securitize all or a portion of the Loan in one or more transactions through the issuance of participation interests or the issuance of mortgage pass-through certificates or other securities evidencing ownership of all or a portion of the Loan or beneficial interests in the Loan, in one or more rated or unrated public or private transactions to a third party or parties (each, a "Covered Transaction") without the consent of or Notice to Borrower. In any Covered Transaction, one or more of such assignees or transferees may be assigned the rights of Lender hereunder, and such assignee or transferee will succeed to the rights and obligations of Lender under the Loan Documents, and the assigning Lender will be automatically released from any obligations under this Agreement and/or the other Loan Documents upon assumption by the assignee of the assigning Lender's obligations under this Agreement. Borrower agrees that, upon request, it will cooperate with Lender and use its reasonable efforts to facilitate the consummation of each Covered Transaction, including, (a) delivering estoppels, opinions, tax certificates and other documents, each in form and substance reasonably acceptable to Lender; and (b) providing additional information, or granting reasonable access, in order to obtain such information, as may reasonably be required. Borrower hereby agrees that Lender may forward to each potential purchaser, transferee, assignee, any entity appointed by Lender to service the Loan, or any trustee, participant, certificate holder, investor or rating agency in each such Covered Transaction, all documents and information which Lender now has or may hereafter acquire relating to the Loan, Borrower, Borrower Parties, Guarantor and/or the Property which will have been furnished by Borrower or any other Person in connection with the Loan now or in the future, as Lender may, in its sole discretion, determine is necessary or advisable. Any assignee of Lender's interest in the Loan or the Loan Documents will take the same free and clear of any claims of offset, counterclaim or defense that are unrelated to the Loan or the Loan Documents that Borrower may otherwise claim against any assignor, and no such unrelated claim of offset, counterclaim or defense will be asserted by Borrower in any action or proceeding brought by any such assignee under any of the Loan Documents.

         Borrower agrees that Lender may disclose such information as it deems necessary or advisable regarding the Loan, Borrower, any Guarantor, any Borrower Party and/or the Property in connection with any disclosure required by Lender, or as may be required by any applicable federal or state securities or other disclosure Laws or as may be necessary in connection with the preparation of audited or unaudited financial statements of Lender.

8.6      Execution in Counterparts.

         This Agreement and any other Loan Document may be executed in counterparts, each of which will be deemed to be an original and all of which, taken together, will be deemed to be one agreement or instrument. Execution of this Agreement or any other Loan Document by any party will not become effective until a counterpart has been executed by all parties.

8.7      Integration; Amendments; Consents.

         This Agreement, together with the other Loan Documents, constitutes the entire agreement of the parties with respect to the Loan, and supersedes any prior negotiations or agreements, and supersedes the Commitment. No modification, extension, discharge, termination or waiver of any provision of this Agreement or the other Loan Documents will be effective unless in writing, signed by the Person against whom enforcement is sought, and will be effective only in the specific instance for which it is given.

8.8      Notices.

         Each notice, consent, request, Report, or other communication under this Agreement or any other Loan Document (each, a "Notice") must be in writing and must be mailed or sent by facsimile, personal delivery or reputable commercial courier to the appropriate party at its address set forth below or any other address designated by such party by Notice sent to the other party in accordance with this Section 8.8.

         Notices given by mail will be effective three (3) calendar days after being deposited with the postal service, postage prepaid, certified and return receipt requested. Notices by facsimile will be effective when sent, provided that evidence of receipt is retained. Notices given by personal delivery or overnight courier will be effective when delivered, provided that evidence of receipt is retained.

         Notices will be given to the following addresses:

 To Lender:                NATIONAL LIFE INSURANCE COMPANY
                           c/o National Life Investment Management Company, Inc.
                           One National Life Drive
                           Montpelier, Vermont  05604
                           Attn: Director of Mortgage Investments
                           Telecopier No.:  802-223-9329
                           Copy:  Mortgage Investment Counsel
                           Telecopier No.:  802-229-3230

 With Courtesy Copies to:  Larry J.  Dahl, Esq.
                           Cochran & Dahl, P.C.
                           2999 North 44th Street, Suite 235
                           Phoenix, Arizona 85018
                           Telecopier No.:  602-952-7010

 To Borrower:              Simon Terminal, LLC
                           c/o WS Statutory Agent Services, LLC
                           3200 North Central Avenue, Suite 1100
                           Phoenix, Arizona 85012
                           Attn:  Eric M.Casper
                           Telecopier No.: 602-265-6079

         The failure to provide copies of notices to parties other than the Borrower shall have no effect on the validity of notices delivered to Borrower under the Loan Documents..


8.9      Governing Law.

         The Loan will be deemed to have been made in the State of Arizona, and this Agreement and the other Loan Documents will be governed by and construed and enforced in accordance with the Laws of the State of Arizona, subject to
Section 1.1 without regard to the State of Arizona's or the State's conflicts of laws principles. Borrower unconditionally and irrevocably waives any right to assert that the law of any other jurisdiction governs this Agreement and the other Loan Documents.

8.10     Jurisdiction.

         Borrower irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement, the Note, the Mortgage or the other Loan Documents may be brought in a court of record in the State or in the State of Arizona or in the Courts of the United States located in the State or the State of Arizona, (b) irrevocably submits to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Borrower irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Borrower at its address provided in Section 8.8. Nothing in this Section 8.10 will affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any suit, action or proceeding against Borrower or Borrower's assets in the courts of any other jurisdiction.

8.11     Severability of Provisions.

         If a court of competent jurisdiction finds any provision of this Agreement or the other Loan Documents to be invalid or unenforceable as to any Person or circumstance in any state, such finding will not render that provision invalid or unenforceable as to any other Person or circumstance or in any other state. Where permitted by applicable Laws, any provision found invalid or unenforceable will be deemed modified to the extent necessary to be within the limits of enforceability or validity; however, if such provision cannot be deemed so modified, it will be deemed stricken and all other provisions of this Agreement in all other respects will remain valid and enforceable.

8.12     Preferences.

         Lender will have no obligation to marshal any assets for the benefit of Borrower or any other Person or in satisfaction of any or all of the Obligations of Borrower under this Agreement or any other Loan Document. Lender will have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the Obligations. To the extent Borrower makes a payment to Lender or Lender receives any Proceeds, which payment or

Proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy, insolvency or other Law, or for equitable cause, then, to the extent of such payment or Proceeds released by Lender, the Obligations hereunder will be revived and continue in full force and effect, as if such payment or Proceeds had not been received by Lender.

8.13     Joint and Several Obligations.

         If this Agreement is executed by more than one Person as Borrower, the Obligations of such Persons hereunder will be joint and several obligations.

8.14     No Joint Venture or Partnership.

         Borrower and Lender intend that the relationship created under this Agreement and the other Loan Documents be solely that of borrower and lender. Nothing is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant to Lender any interest in the Property other than that of mortgagee or secured party.

8.15     Waivers

         Borrower hereby waives the right to assert any counterclaim, other than compulsory counterclaim, all benefit of all Laws (i) providing for any appraisal before sale of any portion of the Property, and (ii) extending the time for the enforcement of the collection of the Note or the Indebtedness or creating or extending a period of redemption from any sale made in collecting the Indebtedness. To the fullest extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any Law now or hereafter in force providing for any appraisal, valuation, stay, marshaling of assets, extension or redemption, and Borrower, for itself and its successors and assigns, and for any and all Persons ever claiming any interest in the Property, to the extent permitted by Law, hereby waives and releases all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of the secured Indebtedness and marshaling in the event of foreclosure of the liens hereby created. Borrower hereby waives and releases all errors, defects and imperfections in any proceeding instituted by Lender under the Note, this Agreement, the Mortgage or the other Loan Documents, or any of them, and unless specifically required herein, all notices of Borrower's default or of Lender's election to exercise, or Lender's actual exercise of any option or remedy under the Note, this Agreement, the Mortgage or the other Loan Documents. If any Law of which Borrower or other Person may take advantage despite this Section, will hereafter be repealed or cease to be in force, such Law will not thereafter be deemed to preclude the application of this Section. Borrower expressly waives and relinquishes any and all rights and remedies which Borrower may have or be able to assert by reason of Laws pertaining to the rights and remedies of sureties. Further, to the extent allowed under Law, Borrower waives demand, presentment for payment, protest, notice of protest, notice of dishonor, diligence in collection, notice of nonpayment with respect to the Indebtedness and any and all notices of a like nature.

8.16     Jury Trial Waiver.

         EACH OF BORROWER AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT NOW OR HEREAFTER EXISTS WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY MAY OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS
SECTION 7.16 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY
BORROWER.

        IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed on the date first above written.



                                     LENDER:

                                     NATIONAL LIFE INSURANCE COMPANY


                                 By: Erick R. Grinde
                                     Erick R. Grinde, Senior Vice President
                                     Director of Mortgages and Real Estate
                                     National Life Investment Management Company
                                     Its: Duly authorized agent

                                     BORROWER:

                                     SIMON TERMINAL, LLC, an Arizona limited
                                     liability company

                                 By: DICK SIMON  TRUCKING, INC.,
                                     a  Utah corporation,
                                     Its:  Sole Member


                                     By:/s/ Alban Lang
                                        Alban Lang
                                        Its:     Chief Financial Officer

                                                                  Loan Agreement
                                                                        Page A-1



                                   SCHEDULE A

  Exceptions and Qualifications as to Representations and Warranties of Borrower


                                      None